UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2019
Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-14704	71-0225165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2200 West Don Tyson Parkway, Springdale, Arkansas		72762-6999
(Address of principal executive offices)		(Zip Code)

(479) 290-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if applicable)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class		Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock	Par Value $0.10	TSN	New York Stock Exchange
Class B stock is not publicly listed for trade on any exchange or market system. However, Class B stock is convertible into Class A stock on a share-for-share basis.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 9, 2019, the Board of Directors (the “Board”) of Tyson Foods, Inc. (the “Company”) increased the size of the Board from eleven (11) to twelve (12) directors and appointed Jonathan D. Mariner as a member of the Board, effective immediately. Mr. Mariner is the President of TaxDay, LLC, a private software firm, and on an interim basis the Head of Regional Sports Networks for The Walt Disney Company pending the networks' sale.
There is no arrangement or understanding between Mr. Mariner and any other person pursuant to which he was selected as a director. There are no transactions involving the Company and Mr. Mariner that would require disclosure pursuant to Item 404(a) of Regulation S-K. Mr. Mariner will receive compensation as a non-employee director in accordance with the Company’s director compensation policy for non-employee directors, as described under the heading “Director Compensation for Fiscal Year 2018” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2018, which may be adjusted by the Board from time to time. In connection with his appointment, the Company will enter into an indemnity agreement with Mr. Mariner, the form of which was previously filed with the SEC as Exhibit 10(t) to the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 1995.
Item 7.01. Regulation FD Disclosure

A copy of the press release announcing Mr. Mariner’s appointment to the Board is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Tyson Foods, Inc. on May 10, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYSON FOODS, INC.

Date: May 10, 2019	By:	/s/ R. Read Hudson

	Name:	R. Read Hudson
	Title:	Senior Vice President, Associate General Counsel and Secretary